UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.
 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202

 (Address of principal executive offices) (Zip code)

Michael P. Malloy
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania 19103-6996
 (Name and address of agent for service)

Registrant's Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report to Stockholders June 30, 2006

The Investment Adviser's Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER'S COMMENTARY

Dear Fellow Stockholders:

The Fund's net asset value increased 0.78% during the first half of 2006, compared to an increase in the S&P 500 Index of 2.71%.

Our investment philosophy is to invest in a diversified portfolio of large-capitalization stocks of companies selling for less than their "intrinsic" value. We determine this value based on the present value of their estimated future free cash flow. Free cash flow refers to the cash a business generates which can be used to pay cash dividends, buy back stock, or invest in new business opportunities. As of June 30, 2006, our portfolio has a free cash flow yield of 5.31% compared to 4.16% for the S&P 500. By this measure, our portfolio is a better value than the S&P 500. We believe this provides the opportunity to outperform the S&P 500, but it certainly does not guarantee it- especially in the short run. In future shareholder letters, we will talk more about free cash flow and why it is the cornerstone of our investment process.

Our underperformance in the first half of the year was mainly a function of our over weighting in healthcare and technology stocks. We are overweight in these sectors because the stocks are undervalued based on our analysis of their free cash flow yield. However, this does not mean they will outperform in the short run as we have seen in the first half of this year. While we cannot predict the timing, we believe this undervaluation will be corrected sometime in the next two years.

In healthcare, several holdings detracted significantly from the Fund's performance relative to the benchmark including generic manufacturers Teva Pharmaceutical Industries, Ltd. and Barr Pharmaceuticals, Inc. and stent manufacturer Boston Scientific. We continue to hold all three stocks because our research indicates their valuations are reasonable. In technology, Microsoft detracted from our performance. We continue to hold it as well because its cash flow yield is very attractive. The interest rate sensitive sector of the portfolio was also a modest deterrent to performance, caused by the underperformance of Merrill Lynch.

Our stock holdings in energy and consumer cyclicals did well in the first half. Occidental Petroleum and Marathon Oil were the portfolio performance leaders. Within the cyclical sector, J.C. Penney did well because of brand repositioning and better inventory management, which has led to improved sales and margins. Walt Disney continued to report solid revenue growth and margin expansion in the resort and theme park group as well as continued success in its media operations, leading to strong stock performance. Finally, Starwood Hotels & Resorts Worldwide also delivered strong performance due to increased business travel and better room rates.

We believe we have positioned the portfolio to do well in a slow growth economic environment, which we expect to last for the next 12 to 24 months. We remain optimistic as our research continues to uncover large-capitalization stocks with strong free cash flows at attractive prices.

Sincerely,

Todger Anderson, CFA President, Blue Chip Value Fund, Inc. Chairman, Denver Investment Advisors LLC

Sector Diversification in Comparison to S&P 500 as of June 30, 2006*
	Fund	S&P 500
Basic Materials	0.0%	2.8%
Capital Goods	8.0%	9.2%
Commercial Services	3.9%	2.4%
Communications	2.2%	5.8%
Consumer Cyclical	11.9%	11.6%
Consumer Staples	6.4%	8.7%
Energy	9.5%	10.0%
Financials	25.7%	20.2%
Medical/Healthcare	14.7%	11.9%
REITs	0.0%	1.0%
Technology	14.8%	10.8%
Transportation	2.7%	2.0%
Utilities	0.0%	3.6%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund's total investments at market value. Sector diversification is subject to change and may not be representative of future investments.
Average Annual Total Return as of June 30, 2006
Return	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception
Blue Chip Value Fund –NAV	0.78%	7.89%	12.55%	2.83%	7.75%	8.38%
Blue Chip Value Fund –Market Price	(7.63%)	(2.34%)	9.19%	2.81%	9.04%	8.46%
S&P 500 Index	2.71%	8.63%	11.22%	2.49%	8.32%	10.47%
Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund's total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

The top graph represents the cumulative value of an investment assuming reinvestment of all distributions through the Fund's Dividend Reinvestment Plan and full participation in rights offerings. The bottom graph represents the Actual Market Price and NAV per share over the same period.

The Fund's Actual NAV per share is reduced by each distribution amount when recorded. If the total return of the Fund's NAV is less than the distribution percentage over the same period, the Actual NAV per share during such period will decline. However, the overall value of the investment held by a shareholder who reinvests distributions through the Fund's Dividend Reinvestment Plan will not decline over this period if the total return is positive during the period. This is the case over the past 10 years as depicted in the top graph.

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1Reflects the cumulative total return using market prices and net asset values as indicated, of an investment made by a stockholder who purchased one share at inception (April 15, 1987) ($10.00 IPO) and then reinvested all distributions through the Fund's Dividend Reinvestment Plan and fully participated in primary subscription of rights offerings. These returns do not reflect the deduction of taxes that a Fund stockholder would pay on Fund distributions or the sale of Fund shares.

2Reflects the actual market price of one share as it has traded on the NYSE.

3Reflects the actual NAV of one share.

4Annual distribution totals represent actual amounts. Due to the timing of quarterly ex-distribution dates, only one quarterly distribution was recorded during the six months ended June 30, 2006. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES AND RECORDS

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund's website at www.blu.com and (3) on the Fund's Form N-CSR which is available on the U.S. Securities and Exchange Commission ("SEC") website at www.sec.gov.

Information regarding how the Fund's investment adviser voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190;  (2) on the Fund's website at www.blu.com and (3) on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund's complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund's website at www.blu.com.

SEND US YOUR E-MAIL ADDRESS

If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

BLUE CHIP VALUE FUND BOARD CONSIDERATIONS RELATING TO THE 2006 ADVISORY CONTRACT RENEWAL

The Board of Directors of the Fund determined on February 7, 2006 to renew the Advisory Agreement (the "Agreement") with Denver Investment Advisors LLC ("DenverIA"). Prior to making its determination, the Board received detailed information from DenverIA, including, among other things, information provided by Lipper, Inc. ("Lipper") comparing the performance, advisory fee and other expenses of the Fund to that of a relevant peer group identified by Lipper, a Lipper report on investment management profitability and information responsive to requests by the Fund's independent counsel for certain information to assist the Board in its considerations, including DenverIA's Form ADV. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board's duties and responsibilities in considering renewal of the Agreement.

In reaching its decision to renew the Agreement, the Board, including a majority of the Directors who are not interested persons under the Investment Company Act of 1940 (the "Independent Directors"), considered, among other things: (i) the nature, extent and quality of DenverIA's services provided to the Fund and the compliance initiatives undertaken and the resources committed to enhance DenverIA's compliance program; (ii) the experience and qualifications of the portfolio management team; (iii) DenverIA's investment philosophy and process; (iv) DenverIA's assets under management and client descriptions; (v) DenverIA's brokerage and soft dollar commission reports and trade aggregation and allocation policy; (vi) current advisory fee arrangement with the Fund and DenverIA's other similarly managed mutual fund client, noting that DenverIA did not provide advisory fee information on its other separate account clients, because those clients are not managed similarly to the Fund's large cap value style; (vii) Lipper information comparing the Fund's performance, advisory fee, DenverIA's co-administration fee and the Fund's expense ratio to that of comparable funds; (viii) DenverIA's financial statements, Form ADV, profitability analysis related to providing advisory services to the Fund and Lipper report on investment management profitability; (ix) the level of DenverIA's insurance coverage; (x) compensation and possible benefits to DenverIA and its affiliates arising from their advisory and other relationships with the Fund; and (xi) the extent to which economies of scale are relevant to the Fund.

During the course of its deliberations, the Board, including a majority of Independent Directors, reached the following conclusions, among others, regarding DenverIA and the Agreement: that DenverIA had the capabilities, resources and personnel necessary to manage the Fund; that the performance of the Fund over the last 1, 3 and 5 year periods, the time period over which the current portfolio management team has been in place, was competitive with that of its Lipper peer group; the advisory fee is competitive with that of its Lipper peer group, consistent with DenverIA's other similarly managed mutual fund client and is fair and reasonable; that the combined advisory and co-administration fee payable to DenverIA is also competitive with that of its Lipper peer group; the Fund's expense ratio is favorable compared to the Lipper peer group averages, and the expected profit to DenverIA for advisory services seemed reasonable based on the data DenverIA provided and the Lipper report on investment management profitability; that the benefits derived by DenverIA from managing the Fund, including how DenverIA uses soft-dollars, and the ways in which it conducts portfolio transactions for the Fund and selects brokers are reasonable; and that the breakpoints in the advisory and administrative fees payable to DenverIA allow shareholders to benefit from economies of scale as the Fund's asset level increases, noting that the asset level breakpoints have been reached under the agreements.

Based on the factors considered, the Board, including a majority of the Independent Directors, concluded that it was appropriate to renew the Agreement.

NEWS RELEASE

Date: Monday, July 3, 2006

BLUE CHIP VALUE FUND DECLARES SECOND QUARTER DISTRIBUTION

DENVER, CO. (July 3, 2006) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.14 per share. This distribution is payable July 28, 2006, to stockholders of record July 14, 2006, and will have an ex-dividend date of July 12, 2006. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny.

Of the total distribution, approximately $0.0033 represents net investment income earned in the second quarter and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. As of July 3, 2006, the date of this press release, the undesignated portion of the distribution would include approximately 100% from net realized capital gains earned in the second quarter. For the fiscal year-to-date, the undesignated portion of the distributions would include approximately 67.15% from net realized capital gains and 32.85% from paid-in capital. The estimated components of each distribution are likely to change throughout the year. As such, the actual determination of the source of the undesignated distributions can be made only at year-end.

As of June 30, 2006, the Fund's N.A.V. was $5.52 and the stock closed at $5.68, a premium of 2.8986%.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
June 30, 2006 (Unaudited)
			Market
	Shares	Cost	Value
COMMON STOCKS – 109.27%
CAPITAL GOODS – 8.71%
Aerospace & Defense– 3.80%
General
Dynamics Corp.	49,600	$2,541,025	$3,246,816
Raytheon Co.	57,900	2,105,231	2,580,603
			5,827,419
Electrical Equipment– 1.79%
General Electric Co.	83,500	2,994,681	2,752,160

Industrial Products– 3.12%
ITT Industries	32,000	1,624,509	1,584,000
Parker Hannifin Corp.	41,400	2,885,186	3,212,640
			4,796,640
TOTAL CAPITAL GOODS		12,150,632	13,376,219

COMMERCIAL SERVICES – 4.28%
IT Services – 1.80%
Computer Sciences
Corp.**	57,050	2,701,100	2,763,502

Transaction Processing– 2.48%
First Data Corp.	84,800	3,395,973	3,819,392
TOTAL COMMERCIAL SERVICES		6,097,073	6,582,894

COMMUNICATIONS – 2.44%
Telecomm Equipment & Solutions– 2.44%
Nokia Corp.	184,800	2,885,079	3,744,048
TOTAL COMMUNICATIONS		2,885,079	3,744,048

CONSUMER CYCLICAL – 12.98%
Clothing & Accessories– 2.15%
TJX Companies Inc.	144,800	3,368,178	3,310,128

General Merchandise– 1.54%
Target Corp.	48,300	2,416,747	2,360,421

Hotels & Gaming– 2.13%
Starwood Hotels & Resorts
Worldwide Inc.	54,300	2,077,137	3,276,462

Publishing & Media– 3.19%
Walt Disney Co.	163,200	4,111,225	4,896,000

Restaurants – 1.77%
Darden Restaurants Inc.	69,140	1,712,324	2,724,116

Retail – 2.20%
JC Penney Co. Inc.	50,000	2,789,495	3,375,500

TOTAL CONSUMER CYCLICAL		16,475,106	19,942,627

			Market
	Shares	Cost	Value
CONSUMER STAPLES – 7.02%
Food & Agricultural Products– 4.46%
Bunge Ltd.	55,400	$2,432,495	$2,783,850
Campbell Soup Co.	109,800	3,425,850	4,074,678
			6,858,528
Home Products– 2.56%
Colgate Palmolive Co.	65,600	3,692,051	3,929,440
TOTAL CONSUMER STAPLES		9,550,396	10,787,968

ENERGY – 10.40%
Exploration & Production– 5.42%
Occidental
Petroleum Corp.	44,000	2,462,935	4,512,200
XTO Energy Inc.	86,200	2,606,418	3,816,074
			8,328,274
Integrated Oils– 2.27%
Marathon Oil Corp.	42,000	1,662,262	3,498,600
Oil Services – 2.71%
Transocean Inc.**	51,800	1,777,191	4,160,576
TOTAL ENERGY		8,508,806	15,987,450

FINANCIALS – 28.13%
Insurance – 4.13%
ACE Ltd.	64,700	3,576,571	3,273,173
MBIA Inc.	52,600	3,077,836	3,079,730
			6,352,903
Integrated Financial Services– 6.42%
American
International Group	61,800	3,956,453	3,649,290
Citigroup Inc.	128,700	5,796,067	6,208,488
			9,857,778
Money Center Banks– 5.41%
Bank of America Corp.	72,200	3,434,771	3,472,820
The Bank of
New York Co. Inc.	95,000	3,356,702	3,059,000
SunTrust Banks Inc.	23,300	1,793,336	1,776,858
			8,308,678
Regional Banks– 2.25%
US Bancorp	57,400	1,645,493	1,772,512
Wachovia Corp.	31,200	1,496,630	1,687,296
			3,459,808
Securities & Asset Management– 3.89%
Merrill Lynch &
Company Inc.	47,600	2,619,902	3,311,056
Morgan Stanley & Co.	42,100	2,237,780	2,661,141
			5,972,197
Specialty Finance– 3.76%
Countrywide
Financial Corp.	90,700	3,154,926	3,453,856
Freddie Mac	40,800	2,602,638	2,326,008
			5,779,864

			Market
	Shares	Cost	Value
Thrifts – 2.27%
Washington Mutual Inc.	76,600	$3,048,873	$3,491,428
TOTAL FINANCIALS		41,797,978	43,222,656

MEDICAL - HEALTHCARE – 16.07%
Medical Technology– 2.93%
Boston Scientific Co.**	114,100	2,914,549	1,921,444
Medtronic Inc.	54,900	2,762,540	2,575,908
			4,497,352
Pharmaceuticals– 13.14%
Abbott Laboratories	115,400	4,850,505	5,032,594
Amgen Inc.**	61,500	3,554,564	4,011,645
Barr Pharmaceuticals
Inc.**	49,800	2,343,590	2,374,962
Teva Pharmaceutical
Industries Ltd.	184,700	5,049,474	5,834,673
Zimmer Holdings Inc	51,900	3,545,446	2,943,768
			20,197,642
TOTAL MEDICAL - HEALTHCARE		25,020,668	24,694,994

TECHNOLOGY – 16.26%
Computer Software– 8.99%
International Business
Machines Corp.	45,500	3,638,348	3,495,310
Microsoft Corp.	269,900	7,929,402	6,288,670
Verisign Inc.**	173,700	4,248,510	4,024,629
			13,808,609
PC’s & Servers– 1.91%
Dell Inc.**	120,500	3,802,449	2,941,405
Semiconductors– 5.36%
Altera Corp.**	68,100	1,514,900	1,195,155
Intel Corp.	273,300	6,371,224	5,179,035
Maxim Integrated
Products Inc.	57,900	2,225,973	1,859,169
			8,233,359
TOTAL TECHNOLOGY		29,730,806	24,983,373

TRANSPORTATION – 2.98%
Railroads – 2.98%
Norfolk Southern Corp.	86,100	3,058,420	4,582,243

TOTAL TRANSPORTATION		3,058,421	4,582,243
TOTAL COMMON STOCKS		155,274,965	167,904,472
SHORT TERM INVESTMENTS – 0.27%
Goldman Sachs Financial
Square Prime Obligations
Fund - FST Shares	408,950	408,950	408,950

TOTAL SHORT TERM
INVESTMENTS		408,950	408,950
TOTAL
INVESTMENTS	109.54%	$155,683,915	$168,313,422
Liabilities in Excess
of Other Assets	(9.54)%		(14,656,243)
NET ASSETS	100.00%		$153,657,179

**Denotes non-income producing security

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006 (Unaudited)

ASSETS
Investments at market value	$168,313,422
(identified cost $155,683,915)
Dividends receivable	106,127
Interest receivable	1,573
Other assets	22,723
TOTAL ASSETS	168,443,845

LIABILITIES
Loan payable to bank (Note 4)	14,580,000
Interest due on loan payable to bank	70,665
Advisory fee payable	76,358
Administration fee payable	9,600
Accrued Compliance Officer fees	3,250
Accrued expenses and other liabilities	46,793
TOTAL LIABILITIES	14,786,666
NET ASSETS	$153,657,179

COMPOSITION OF NET ASSETS
Capital stock, at par	$278,132
Paid-in-capital	139,634,153
Undistributed net investment income	93,222
Accumulated net realized gain	5,079,692
Net unrealized appreciation on investments	12,629,507
Undesignated distributions	(4,057,527)
$153,657,179

SHARES OF COMMON STOCK
OUTSTANDING (100,000,000 shares
authorized at $0.01 par value)	27,813,217

Net asset value per share	$5.52

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2006 (Unaudited)

INCOME
Dividends (net of foreign
withholding taxes of $20,692)	$1,287,670
Interest	7,971
TOTAL INCOME		$1,295,641

EXPENSES
Investment advisory fee
(Note 3)	473,260
Administrative services fee
(Note 3)	51,020
Interest on outstanding
loan payable	370,582
Legal fees	44,939
Stockholder reporting	51,359
Directors’ fees	34,141
Transfer agent fees	25,715
NYSE listing fees	13,353
Audit and tax preparation fees	12,058
Chief Compliance Officer fees	9,500
Insurance and fidelity bond	7,477
Custodian fees	4,787
Other	2,885
TOTAL EXPENSES		1,101,076
NET INVESTMENT INCOME		194,565
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		6,394,903
Change in net unrealized appreciation/
depreciation of investments		(5,099,133)
NET GAIN ON INVESTMENTS		1,295,770
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$1,490,335

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
	For the Six	For the
	Months Ended	Year Ended
	June 30,	December 31,
	2006*	2005

Increase/(decrease) in net
assets from operations:
Net investment income	$194,565	$329,874
Net realized gain from
securities transactions	6,394,903	1,517,539
Change in net unrealized
appreciation or depreciation
of investments	(5,099,133)	9,792,262
	1,490,335	11,639,675

Decrease in net assets
from distributions to
stockholders from:
Net investment income	(101,343)	(411,781)
Net realized gain on
investments	—	(3,102,020)
Return of capital	—	(12,152,094)
Undesignated	(4,057,527)	—
	(4,158,870)	(15,665,895)

Increase in net assets from
common stock transactions:
Net asset value of common
stock issued to stockholders
from reinvestment of
dividends (189,962 and
379,616 shares issued,
respectively)	1,117,354	2,331,343
	1,117,354	2,331,343
NET DECREASE IN
NET ASSETS	(1,551,181)	(1,694,877)

NET ASSETS
Beginning of period	155,208,360	156,903,237
End of period (including
undistributed net
investment income of
$93,222 and $0,
respectively)	$153,657,179	$155,208,360

*Unaudited.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2006 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$1,490,335
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(24,400,882)
Proceeds from disposition of
investment securities	29,636,596
Proceeds from class-action litigation settlements	72,520
Net sale of short-term investment securities	1,033,240
Net realized gain from securities investments	(6,394,903)
Net change in unrealized appreciation
on investments	5,099,133
Decrease in dividends and interest receivable	83,742
Increase in other assets	(9,081)
Decrease in accrued expenses and payables	(5,696)
Net cash provided by operating activities	6,605,004

Cash Flows from Financing Activities
Proceeds from bank borrowing	4,020,000
Repayment of bank borrowing	(3,440,000)
Cash distributions paid	(7,185,004)
Net cash used in financing activities	(6.605,004)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of $1,117,354.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
Per Share Data (for a share outstanding throughout each period)	For the Six Months Ended June 30, 2006*
Net asset value - beginning of period	$ 5.62
Investment operations(1)
Net investment income	0.01
Net gain (loss) on investments	0.04
Total from investment operations	0.05
Distributions
From net investment income	(0.00)(6)
From net realized gains on investments	-
Return of capital	-
Undesignated	(0.15)
Total distributions	(0.15)
Capital Share Transactions
Dilutive effects of rights offerings	-
Offering costs charged to paid in capital	-
Total capital share transactions	-
Net asset value, end of period	$ 5.52
Per share market value, end of period	$ 5.68

Total investment return(3) based on:
Market Value	(7.6%)
Net Asset Value	0.8%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(4)	1.39%(2)
Ratio of net investment income to average net assets	0.25%(2)
Ratio of total distributions to average net assets	2.60%(7)
Portfolio turnover rate(5)	14.08%
Net assets - end of period (in thousands)	$153,657

See accompanying notes to financial statements.
*Unaudited.
 (1)Per share amounts calculated based on average shares outstanding during the period.
(2)Annualized.
(3)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund's total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

	For the year ended December 31,
2005	2004	2003	2002	2001
$5.76	$5.58	$4.85	$6.94	$8.17

0.01	0.03	0.01	0.04	0.04
0.42	0.71	1.23	(1.40)	(0.29)
0.43	0.74	1.24	(1.36)	(0.25)

(0.02)	(0.03)	(0.01)	(0.04)	(0.04)
(0.11)	(0.53)	—	—	(0.36)
(0.44)	—	(0.50)	(0.52)	(0.34)
—	—	—	—	—
(0.57)	(0.56)	(0.51)	(0.56)	(0.74)

—	—	—	(0.16)	(0.23)
—	—	—	(0.01)	(0.01)
—	—	—	(0.17)	(0.24)
$5.62	$5.76	$5.58	$4.85	$6.94
$6.31	$6.68	$6.14	$4.59	$7.56

3.7%	19.2%	46.9%	(32.2%)	14.1%
7.1%	13.1%	26.4%	(20.6%)	(3.0%)

1.33%	1.12%	1.13%	0.93%	0.91%
0.21%	0.57%	0.27%	0.64%	0.56%
10.13%	10.16%	10.07%	10.15%	10.21%
40.96%	115.39%	52.58%	65.86%	73.30%
$155,208	$156,903	$150,057	$128,713	$145,517

(4)The ratio of total expenses to average net assets excluding interest expense was 0.92% for the six months ended June 30, 2006 and 0.97% and 0.99% for the years ended December 31, 2005 and 2004, respectively. For all prior years presented, the interest expense if any, was less than 0.01%.

(5)A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2006 were $24,400,882 and $29,636,596, respectively.

(6)Amount is less than $.005 per share.

(7)Due to the timing of quarterly ex-distribution dates, only one quarterly distribution is recorded during the six months ended June 30, 2006. Please see Note 6 to the Notes to Financial Statements concerning details for the July 2006 distribution.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2006 (Unaudited)

   1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") are generally valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the "specific identification" basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

The tax character of the distributions paid was as follows:

	Six Months Ended	Year Ended
	June 30,	December 31,
	2006	2005
Distributions paid from:
Ordinary income	$101,343	1,073,408
Long-term capital gain	0	2,440,387
Return of capital	0	12,152,100
Undesignated	4,057,527	-
Total	$4,158,870	$15,665,895

As of June 30, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$93,222
Accumulated realized capital gain	1,291,901
Net unrealized appreciation	12,359,778
Total	$13,744,901

The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales and post-October losses.

Distributions to Stockholders - Distributions to stockholders are recorded on the ex-dividend date.

The Fund currently maintains a "managed distribution policy" which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

Denver Investment Advisors LLC ("DenverIA") generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund's total distributions required by the fixed quarterly payout policy for the year exceed the Fund's "current and accumulated earnings and profits," the excess will be treated as non-taxable return of capital, reducing the stockholder's adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund's "current earnings and profits." Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund's Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the "managed distribution policy." The Fund's distribution policy may be changed at the discretion of the Fund's Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.  UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of June 30, 2006:
Gross appreciation (excess of value over tax cost)	$20,690,560
Gross depreciation (excess of tax cost over value)	(8,330,782)
Net unrealized appreciation	$12,359,778
Cost of investments for income tax purposes	$155,953,644

3.  INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DenverIA"), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

ALPS Mutual Funds Services, Inc. ("ALPS") and DenverIA serve as the Fund's co-administrators. The Administrative Agreement includes the Fund's administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0835% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

Effective February 7, 2006, the administrative services fee for ALPS was increased to an annual rate of 0.0855% of the Fund's average daily net assets up to $75,000,000. The remaining breakpoint fee schedule is unchanged.

Effective October 1, 2004, the Directors appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund's Chief Compliance Officer.

4. LOAN OUTSTANDING

On December 6, 2005, an agreement with The Bank of New York ("BONY") was reached, in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund's assets.

Details of the loan outstanding are as follows:

	As of June 30, 2006	Average for the Six Months Ended June 30, 2006
Loan outstanding	$14,580,000	$13,388,950
Interest rate	5.91%*	5.50%
% of Fund's total assets	8.66%	7.95%
Amount of debt per share
outstanding	$ 0.52	$ 0.48
Number of shares outstanding
(in thousands)	27,813	27,761**

*Annualized
**Weighted average

5. RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held May 16, 2006 pursuant to notice given to all stockholders of record at the close of business on April 4, 2006. At the Annual Meeting, stockholders were asked to approve the following:

Proposal 1.

To elect two Class III directors, Kenneth V. Penland and Roberta M. Wilson, to serve until the Annual Meeting in the year 2009. The number of shares voting for the election of Mr. Penland was 24,639,719 and the number of shares withholding authority was 493,825. The number of shares voting for the election of Ms. Wilson was 24,635,522 and the number of shares withholding authority was 498,022.

Proposal 2.

To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund's registered public accounting firm for its fiscal year ending December 31, 2006. The number of shares voting for Proposal 2 was 24,783,195, the number of shares voting against was 211,793 and the number of shares abstaining was 138,555.

6. SUBSEQUENT EVENT

The Fund declared a distribution of $0.14 per share on July 3, 2006. The distribution will be payable on July 28, 2006. Of the total distribution, approximately $0.0033 represents net investment income earned in the second quarter and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. As of July 3, 2006, the undesignated portion of the distribution would include approximately 100% from net realized capital gains earned in the second quarter. For the fiscal year-to-date, the undesignated portion of the distributions would include approximately 67.15% from net realized capital gains and 32.85% from paid-in capital. The estimated components of each distribution are likely to change throughout the year. As such, the actual determination of the source of the undesignated distributions can be made only at year-end.

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman

Todger Anderson, Director

Lee W. Mather, Jr, Director

Gary P. McDaniel, Director

Richard C. Schulte, Director

Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Joan Ohlbaum Swirsky, Secretary
Jasper R. Frontz, Treasurer, Chief
     Compliance Officer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202

Stockholder Relations
Margaret R. Jurado
(800) 624-4190 (option #2)
e-mail: blu@denveria.com

Custodian
Bank of New York
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

Transfer Agent
Dividend Reinvestment Plan Agent
(Questions regarding your Account)
Mellon Investor Services, LLC
480 Washington Blvd.
Jersey City, NJ 07310
(800) 624-4190 (option #1)
www.melloninvestor.com

 NYSE Symbol—BLU

www.blu.com

Item 2 - Code of Ethics

            Not Applicable to Semi-Annual Report.

Item 3 - Audit Committee Financial Expert

            Not Applicable to Semi-Annual Report.

Item 4 - Principal Accountant Fees and Services

Not applicable to Semi-Annual Report.

Item 5 - Audit Committee of Listed Registrants

            Not applicable to Semi-Annual Report.

Item 6 - Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

            Not applicable to Semi-Annual Report.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

(a)    Not applicable to Semi-Annual Report.

(b)    There have been no changes in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10 - Submission of Matters to Vote of Security Holders

            There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11 - Controls and Procedures

(a)        The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)        There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1)   Not applicable.

(a)(2)   Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    September 8, 2006

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    September 8, 2006

By:       /s/ Jasper R. Frontz

            Jasper R. Frontz

Treasurer and Chief Financial Officer

Date:    September 8, 2006